EXHIBIT 1.1



                     Pentair, Inc.

                     Common Stock
               Par Value $.16 2/3 per Share



                Underwriting Agreement


                                          September 29,1999

Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Banc of America Securities LLC
U.S. Bancorp Piper Jaffray Inc.
  As Representatives of the Several
  Underwriters named in Schedule I to
  the Pricing Agreement attached hereto
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

          From time to time Pentair, Inc, a Minnesota corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex III hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain shares of the Company's Common Stock, par value $.16b per share (the "Shares") specified in
Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Shares"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of shares, specified in such Pricing Agreement as provided in
Section 3 hereof (the "Optional Shares"). The Firm
Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated
Shares".

          The terms and rights of any particular
issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

     1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term
"Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares. The obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated
Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A
Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted.
The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a)  A registration statement on Form S-3
     (File No. 333-80159) (the "Initial Registration
     Statement") in respect of the Shares and certain other securities has been filed with the Securities and Exchange Commission (the
     "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, to the
     Representatives for each of the other Underwriters have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule
     462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration
     Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration
     Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration
     Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration
     Statement at the time such part of the Initial
     Registration Statement became effective, but excluding Form T-1, each as amended at the time such part of the Initial Registration Statement became effective, or such part of the Rule 462(b)
     Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement";
     the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary
     Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange
     Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary
     Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial
     Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange
     Act after the effective date of the Registration
     Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable
     Designated Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b)  The documents incorporated by reference
     in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

          (c)  The Registration Statement and the
     Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares or to any statement in or omission from the Form T-1;

          (d)  Neither the Company nor any of its
     subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock
     (other than pursuant to the Company's employee and director stock option plans) or increase in short-term or long-term debt of the Company or any of its subsidiaries in excess of 5% of total debt of the Company and its subsidiaries, taken as a whole, computed in accordance with generally accepted accounting principles, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented;

          (e)  The Company has been duly incorporated
     and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each material subsidiary of the Company (as set forth on Annex V attached hereto (each a "Material Subsidiary" and, together the "Material Subsidiaries") has been duly incorporated or organized, as the case may be, and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization;

          (f)  The Company and its Material
     Subsidiaries have good and    indefeasible title
     to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases except for liens, encumbrances and defects that, individually or in the aggregate, will not have a material adverse effect on the business, consolidated financial position, stockholders equity or results of operation of the Company and its subsidiaries taken as a whole, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (g)  The Company has an authorized
     capitalization as set forth in the most recent
     Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and all of the issued shares of capital stock of each Material Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, are owned directly or indirectly by the Company and are owned free and clear of all liens, encumbrances, equities or claims;

          (h)  The Shares have been duly and validly
     authorized, and, when the Firm Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated
     Shares and, in the case of any Optional Shares, pursuant to Overallotment Options (as defined in Section 3 hereof) with respect to such Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated
     Shares;

          (i) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Shares) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation,
     Regulations G, T, U, and X of the Board of
     Governors of the Federal Reserve System;

          (j) The issue and sale of the Shares and the compliance by the Company with all of the provisions of this Agreement, any Pricing
     Agreement and each Overallotment Option, if any, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, excluding conflicts, breaches, violations and defaults that, individually or in the aggregate, will not have a material adverse effect on the business, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any of its Material Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing
     Agreement or any Overallotment Option, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

          (k)  Other than as set forth in the
     Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (l)  Neither the Company nor any of its
     Material Subsidiaries is (i) in violation of its Articles of Incorporation or By-laws or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, with respect to clause (ii) above, for defaults that, individually or in the aggregate, will not have a material adverse effect on the business, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (m)  The statements set forth in the
     Prospectus under the caption "Description of Common Stock, Preferred Stock and Rights Plan" and the description of the Company's common stock incorporated by reference in the Prospectus, insofar as they purport to constitute a summary of the terms of the Shares, and the statements set forth in the Prospectus under the caption "Plan of Distribution," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair;

          (n)  The Company is not and, after giving
     effect to the offering and sale of the Shares, will not be an "investment company," or an entity
     "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (o)  Neither the Company nor any of its
     affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (p)  Deloitte & Touche LLP and
     Pricewaterhouse Coopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (q)  The pro forma balance sheets and pro
     forma statements of operations and the related notes thereto included in the Prospectus
     (collectively, the "pro forma financial
     statements") have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission; the assumptions used and described in the pro forma financial statements provide a reasonable basis for presenting the significant effects attributable to the transactions described therein; the pro forma adjustments contained in the pro forma financial statements give appropriate effect to such assumptions and include all adjustments necessary to present fairly the effects of such transactions; and the pro forma columns contained in the pro forma financial statements reflect the proper application of such adjustments to the historical financial amounts contained in the pro forma financial statements;

          (r)  Except as disclosed in the Prospectus,
     the Company has not been advised and has no reason to believe that either the Company or any of its subsidiaries is not conducting its business in compliance with all applicable statutes, rules, regulations and orders administered or issued by any governmental or regulatory authority in the jurisdictions in which it is conducting business, except where the failure to be in compliance would not materially adversely affect the business, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and

          (s)  The Company has reviewed its operations
     and those of its Material Subsidiaries and has requested from third parties with which the Company or any of its Material Subsidiaries has a material relationship a certification of compliance, in order to evaluate the extent to which the business or operations of the Company and its Material Subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company has no reason to believe and does not believe that the Year 2000 Problem will have a material adverse effect on the business, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole. The "Year
     2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm
Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an
"Overallotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing
Agreement.

     The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing
Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm
Shares set forth in Schedule I to such Pricing
Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

     4. Certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal
(same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance as specified in such Pricing
Agreement, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

     5.   The Company agrees with each of the
Underwriters of any Designated Shares:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable
     Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule
     424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Shares and prior to any Time of Delivery for such Shares which shall be disapproved by the Representatives for such Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Shares and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any Registration Statement or the Prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b)  Promptly from time to time to take such
     action as the Representatives may reasonably request to qualify such Designated Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of any Pricing Agreement and from time to time to furnish the Underwriters with copies of the Prospectus as amended or supplemented, in New
     York City in such quantities as the
     Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended
     Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d)  To make generally available to its
     security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries
     (which need not be audited) complying with Section
     11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e)  During the period beginning from the
     date of the Pricing Agreement for such Designated
     Shares and continuing to and including the date 90 days after the date of the Pricing Agreement, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Designated Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of the Pricing Agreement for such Designated
     Shares) without the prior written consent of the Representatives;

          (f)  If the Company elects to rely upon Rule
     462(b), the Company shall file a Rule 462(b)
     Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M.,
     Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

          (g)  During a period of three years from the
     date hereof, to furnish (unless otherwise publicly available on Edgar) to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders of the Company, and to deliver to the Representatives (i) as soon as practicable after they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange (other than filings made on a confidential basis) on which the Shares or any class of securities of the Company is listed; and
     (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); and

          (h)  To use the net proceeds received by it
     from the sale of the Shares pursuant to this Agreement and any Pricing Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds."

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration
Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky
Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares;
(iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) the cost of preparing certificates for the Shares; (v) the cost and charges of any transfer agent or registrar or dividend disbursing agent; and (vi) all other costs and expenses incident to the performance of its obligations hereunder and under any Overallotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of each Time of Delivery for such Designated Shares, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a)  The Prospectus as amended or
     supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
     Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b)
     Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b)  Dorsey & Whitney LLP, counsel for the
     Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Shares, with respect to the Designated Shares, this Agreement, the Pricing Agreement, the Registration
     Statement and the Prospectus as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c)  Louis. L. Ainsworth, Senior Vice
     President and General Counsel of the Company, shall have furnished to the Representatives his written opinion or opinions, dated the Time of Delivery for such Designated Securities, as to the matters set forth in Annex I hereto and in form and substance satisfactory to the Representatives.

          (d)  Henson & Efron, P.A., counsel for the
     Company, shall have furnished to the
     Representatives their written opinions, dated the Time of Delivery for such Designated Shares, as to the matters set forth in Annex II hereto and in form and substance satisfactory to the Representatives.

          (e) On the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to Goldman, Sachs & Co., on behalf of the underwriters, a letter, dated the date of this Agreement, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex IV, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (f)  (i)  Neither the Company nor any of its
     subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated
     Shares any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated
     Shares there shall not have been any change in the capital stock (other than pursuant to the Company's employee and director stock option plans) or increase in short-term or long-term debt of the Company or any of its subsidiaries in excess of 5% of total debt of the Company and its subsidiaries, taken as a whole, computed in accordance with generally accepted accounting principles, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Shares, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Shares;

          (g)  On or after the date of the Pricing
     Agreement relating to the Designated Shares (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule
     436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

          (h)  On or after the date of the Pricing
     Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock
     Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New
     York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either
     Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United
     States of a national emergency or war, if the effect of any such event specified in this clause
     (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm
     Shares or Optional Shares or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares; or (v) the occurrence of any material adverse change in the existing financial, political or economic condition in the United
     States or elsewhere which, in the judgment of the Representatives would materially and adversely affect the financial markets for the Shares;

          (i)  The Shares at each Time of Delivery
     shall have been duly listed on the New York Stock
     Exchange;

          (j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the business day next succeeding the date of the Pricing Agreement relating to such Designated Shares; and

          (k)  The Company shall have furnished or
     caused to be furnished to the Representatives at the Time of Delivery for the Designated Shares certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary
     Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the
     Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the
     Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the
     Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall be liable under Sections (a) or (b) above for any settlement of any claim or action effected without its consent, which consent will not be unreasonably withheld.

          (d)  If the indemnification provided for in
     this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated
     Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable
     Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation
     (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the
     Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.

          (e)  The obligations of the Company under
     this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section
     8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional
     Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated
     Shares.

          (b)  If, after giving effect to any
     arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm
     Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c)  If, after giving effect to any
     arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm
     Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting
     Underwriters to purchase Firm Shares or Optional
     Shares, as the case may be, of a defaulting
     Underwriter or Underwriters, then the Pricing
     Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional
     Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
     Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10.  The respective indemnities, agreements,
representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

     11.  If any Pricing Agreement or Overallotment
Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm
Shares or Optional Shares with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

     12.  In all dealings hereunder, the
Representatives of the Underwriters of Designated
Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement;
and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement,
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14.  Time shall be of the essence of each Pricing
Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof.

                                   Very truly yours,

                                   Pentair, Inc.



                                    By:
                                    Name:
                                    Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Banc of America Securities LLC
U.S. Bancorp Piper Jaffray Inc.


By:
(Goldman, Sachs & Co.)
On behalf of each of the Underwriters

                                                          ANNEX I


          Louis L. Ainsworth, Esq., General Counsel of the Company, shall have furnished to the Representatives his opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

          (i)  The Company has been duly incorporated
     and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

          (ii) The Company has an authorized
     capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company (including the Designated Securities) have been duly and validly authorized and issued and are fully paid and non-assessable;

          (iii)     To the best of such counsel's
     knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which will, in such counsel's reasonable belief, individually or in the aggregate, have a material adverse effect on the business, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;
     and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

          (iv) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

          (v)  The issue and sale of the Designated
     Securities and the compliance by the Company with all of the provisions of the Designated
     Securities, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated
     Securities and the consummation of the
     transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Material
     Subsidiaries is a party or by which the Company or any of its Material Subsidiaries is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject;
     (ii) result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any of its Material Subsidiaries; or
     (iii) result in a violation of any statute or any order, rule or regulation known to such counsel and applicable to the Company or any of its Material Subsidiaries or any of their respective properties of any court or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective properties (except that such counsel need express no opinion with respect to state securities laws or Blue Sky laws with respect to this paragraph) (and that such opinion shall not extend to compliance with the anti-fraud provisions of federal or state securities laws);
     except in the case of clauses (i) and (iii) of this paragraph, for such conflicts, breaches, violations and defaults as are not reasonably likely, individually or in the aggregate, to have a material adverse effect on the business, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole;

          (vi) The documents incorporated by reference in the Prospectus as amended or supplemented
     (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange
     Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

          (vii)     The statements set forth in the
     Prospectus under the caption "Description of Common Stock, Preferred Stock and Rights Plan," insofar as they purport to constitute a summary of the terms of the Designated Securities, and under the captions "Plan of Distribution" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (viii)    Neither the Company nor any of its
     subsidiaries is in violation of its By-laws or Articles of Incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of its properties may be bound; and

          (ix)  The Registration Statement and the
     Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (vii) hereof, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements, including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements, including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

                                                         ANNEX II



          Henson & Efron, P.A., counsel for the
Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

          (i)  The Company has been duly incorporated
     and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

          (ii) The Company has an authorized
     capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company (including the Designated Securities) have been duly and validly authorized and issued and are fully paid and non-assessable;

          (iii)  This Agreement and
     the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

          (iv) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required to be made by the Company for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement, such Pricing
     Agreement or the Indenture, except such as have been obtained under the Act and the Trust
     Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws (as to the applicability of which no opinion need be expressed) in connection with the purchase and distribution of the Designated Securities by the Underwriters;

          (v)  The statements set forth in the
     Prospectus under the caption "Description of Common Stock, Preferred Stock and Rights Plan" and the description of the Company's Common Stock incorporated by reference in the Prospectus, insofar as they purport to constitute a summary of the terms of the Designated Securities, and under the captions "Plan of Distribution" and "Underwriting," insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries and fairly present the information called for with respect to such matters;

          (vi) The Company is not an "investment
     company," or an entity "controlled" by an "investment company," as such term is defined in the Investment Company Act;

          (vii) The issue and sale
     of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this
     Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject; (ii) result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any of its Material
     Subsidiaries incorporated within the United
     States; or (iii) result in a violation of any statute or any order, rule or regulation known to such counsel and applicable to the Company or any of its Material Subsidiaries or any of their respective properties of any court or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective properties (except that such counsel need express no opinion with respect to state securities laws or Blue Sky laws with respect to this paragraph) (and that such opinion shall not extend to compliance with the anti-fraud provisions of federal or state securities laws);
     except in the case of clauses (i) and (iii) of this paragraph, for such conflicts, breaches, violations and defaults as are not reasonably likely, individually or in the aggregate, to have a material adverse effect on the business, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole. In rendering the opinion set forth in clause (i) of this paragraph, we have, with your approval, relied without investigation, on a certificate of the Treasurer of the Company, which includes calculations of the Company, as to the Company's compliance with the financial ratios and tests, which certificate is attached hereto;

          (viii)  The documents incorporated by
     reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and nothing has come to such counsel's attention that causes it to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

          (ix)  The Registration Statement and the
     Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and nothing has come to such counsel's attention that causes it to believe that as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements, including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements, including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

                                                        ANNEX III

                   Pricing Agreement

Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Banc of America Securities LLC
U.S. Bancorp Piper Jaffray Inc.
  As Representatives of the Several
  Underwriters named in Schedule I hereto
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
                                               September 29, 1999

Ladies and Gentlemen:

          Pentair,  Inc., a Minnesota corporation  (the
"Company"),   proposes,  subject  to  the   terms   and
conditions   stated  herein  and  in  the  Underwriting
Agreement,  dated September 29, 1999 (the "Underwriting
Agreement"),  between the Company on the one  hand  and
Goldman, Sachs & Co., J.P. Morgan Securities Inc., Banc
of  America  Securities  LLC  and  U.S.  Bancorp  Piper
Jaffray  Inc. on the other hand, to issue and  sell  to
the  Underwriters  named  in  Schedule  I  hereto  (the
"Underwriters")  the Shares specified  in  Schedule  II
hereto  (the  "Designated Shares"  consisting  of  Firm
Shares  and  any  Optional Shares the Underwriters  may
elect  to  purchase).  Each of the  provisions  of  the
Underwriting  Agreement  is  incorporated   herein   by
reference in its entirety, and shall be deemed to be  a
part  of  this Agreement to the same extent as if  such
provisions had been set forth in full herein; and  each
of the representations and warranties set forth therein
shall be deemed to have been made at and as of the date
of   this   Pricing   Agreement,   except   that   each
representation  and  warranty  which  refers   to   the
Prospectus  in Section 2 of the Underwriting  Agreement
shall  be deemed to be a representation or warranty  as
of  the  date of the Underwriting Agreement in relation
to  the  Prospectus (as therein defined),  and  also  a
representation  and warranty as of  the  date  of  this
Pricing  Agreement  in relation to  the  Prospectus  as
amended  or  supplemented relating  to  the  Designated
Shares which are the subject of this Pricing Agreement.
Each reference to the Representatives herein and in the
provisions    of   the   Underwriting   Agreement    so
incorporated by reference shall be deemed to  refer  to
you.  Unless otherwise defined herein, terms defined in
the  Underwriting Agreement are used herein as  therein
defined.   The  Representatives designated  to  act  on
behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to
Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such
Section 12 are set forth in Schedule II hereto.

          An  amendment to the Registration  Statement,
or  a supplement to the Prospectus, as the case may be,
relating   to  the  Designated  Shares,  in  the   form
heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in
Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase
Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.

          The  Company  hereby grants to  each  of  the
Underwriters the right to purchase at their election up
to the number of Optional Shares set forth opposite the
name  of such Underwriter in Schedule I hereto  on  the
terms  referred to in the paragraph above for the  sole
purpose of covering Overallotments in the sale  of  the
Firm  Shares.   Any such election to purchase  Optional
Shares  may  be  exercised by written notice  from  the
Representatives to the Company given within a period of
30  calendar  days  after  the  date  of  this  Pricing
Agreement,  setting  forth  the  aggregate  number   of
Optional  Shares to be purchased and the date on  which
such Optional Shares are to be delivered, as determined
by  the  Representatives, but in no event earlier  than
the   First   Time   of   Delivery   or,   unless   the
Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

          If  the foregoing is in accordance with  your
understanding,  please  sign  and  return  to  us   six
counterparts hereof, and upon acceptance hereof by you,
on  behalf of each of the Underwriters, this letter and
such acceptance hereof, including the provisions of the
Underwriting   Agreement   incorporated    herein    by
reference, shall constitute a binding agreement between
each  of  the  Underwriters and  the  Company.   It  is
understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                   Very truly yours,

                                   Pentair, Inc.

                                   By:
                                   Name:
                                   Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Banc of America Securities LLC
U.S. Bancorp Piper Jaffray Inc.



By:
(Goldman, Sachs & Co.)
On behalf of each of the Underwriters

                           SCHEDULE I

Underwriter                               Number of    Maximum
                                            Firm     Number of
                                         Shares to    Optional
                                             be        Shares
                                         Purchased   Which May
                                                         be
                                                     Purchased

Goldman, Sachs & Co.                      1,753,125      262,969

J.P. Morgan Securities Inc.               1,753,125      262,969

Banc of America Securities LLC              584,375       87,656

U.S. Bancorp Piper Jaffray Inc.             584,375       87,656

William Blair & Company, L.L.C.             225,000       33,750

Credit Suisse First Boston Corporation      350,000       52,500

First Union Capital Markets Corp.           125,000       18,750

Janney Montgomery LLC                       125,000       18.750



   Total                                  5,500,000      825,000

                          SCHEDULE II


Title of Designated Shares:

     Common Stock, par value $.16 2/3 per share

Number of Designated Shares:

     Number of Firm Shares:  5,500,000
     Maximum Number of Optional Shares:  825,000

Initial Offering Price to Public:

     $41.00 per Share

Purchase Price by Underwriters:

     $39.36 per Share

Commission Payable to Underwriters:

     $1.64 per Share in Federal (same-day) funds

Form of Designated Shares:

     Book-entry only form represented by one or more securities deposited with The Depository Trust
     Company or its designated custodian.

Specified Funds for Payment of Purchase Price:

     Federal (same-day) funds

Describe any blackout provisions with respect to the Designated Shares

     The  Company has agreed not to dispose of or hedge
any   Common   Stock  of  the  Company  or   securities
exchangeable  into Common Stock of the  Company  during
the   period  beginning  September  29,  1999   through
December 27, 1999, without the prior written consent of the Representative.

Time of Delivery:

     9:30 a.m. (New York City time), October 5, 1999

Closing Location:

     Henson & Effron, P.A., Minneapolis, Minnesota

Names and Addresses of Representatives:

     Goldman   Sachs   &  Co.      J.P.   Morgan Securities Inc.
     85 Broad Street               60 Wall Street
     New York, NY 10004            New  York,  NY
                                   10260-0060

     Banc  of  America Securities LLC     U.S.  Bancorp Piper Jaffray Inc.
     100  North  Tyron  Street            222  South  Ninth Street
     14th   Floor                         Minneapolis, Minnesota 55402
     Charlotte, NC  28255

Other Terms:

     None

                                                         ANNEX IV


     Pursuant  to  Section  7(d)  of  the  Underwriting
Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i)   They  are independent certified  public
     accountants  with respect to the Company  and  its
     subsidiaries within the meaning of the Act and the
     applicable   published   rules   and   regulations
     thereunder;

          (ii)   In   their   opinion,  the   financial
     statements   and   any   supplementary   financial
     information  and  schedules (and,  if  applicable,
     financial  forecasts  and/or pro  forma  financial
     information)  examined by  them  and  included  or
     incorporated  by  reference  in  the  Registration
     Statement or the Prospectus comply as to  form  in
     all   material   respects  with   the   applicable
     accounting requirements of the Act or the Exchange
     Act,  as  applicable,  and the  related  published
     rules   and   regulations  thereunder;   and,   if
     applicable, they have made a review in  accordance
     with   standards  established  by   the   American
     Institute of Certified Public Accountants  of  the
     consolidated    interim   financial    statements,
     selected   financial  data,  pro  forma  financial
     information, financial forecasts and/or  condensed
     financial   statements   derived   from    audited
     financial  statements  of  the  Company  for   the
     periods specified in such letter, as indicated  in
     their  reports thereon, copies of which have  been
     furnished   to   the   representatives   of    the
     Underwriters (the "representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representative;

          (iii)       They  have  made  a   review   in
     accordance  with  standards  established  by   the
     American Institute of Certified Public Accountants
     of the unaudited condensed consolidated statements
     of   income,   consolidated  balance  sheets   and
     consolidated statements of cash flows included  in
     the  Prospectus and/or included in  the  Company's
     quarterly  reports  on Form 10-Q  incorporated  by
     reference  into  the Prospectus  as  indicated  in
     their reports thereon copies of which are attached
     hereto;  and on the basis of specified  procedures
     including  inquiries of officials of  the  Company
     who   have   responsibility  for   financial   and
     accounting matters regarding whether the unaudited
     condensed    consolidated   financial   statements
     referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv)   The   unaudited   selected   financial
     information   with  respect  to  the  consolidated
     results  of  operations and financial position  of
     the  Company for the five most recent fiscal years
     included   in  the  Prospectus  and  included   or
     incorporated  by  reference  in  Item  6  of   the
     Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual
     Reports on Form 10-K for such fiscal years;

          (v)   They  have compared the information  in
     the  Prospectus under selected captions  with  the
     disclosure requirements of Regulation S-K  and  on
     the  basis of limited procedures specified in such
     letter nothing came to their attention as a result
     of  the  foregoing procedures that caused them  to
     believe that this information does not conform  in
     all   material   respects  with   the   disclosure
     requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures,  not
     constituting  an  examination in  accordance  with
     generally  accepted auditing standards, consisting
     of a reading of the unaudited financial statements
     and other information referred to below, a reading
     of   the   latest   available  interim   financial
     statements  of  the Company and its  subsidiaries,
     inspection of the minute books of the Company  and
     its  subsidiaries  since the date  of  the  latest
     audited    financial   statements   included    or
     incorporated  by  reference  in  the   Prospectus,
     inquiries  of  officials of the  Company  and  its
     subsidiaries   responsible   for   financial   and
     accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A)    (i)   the   unaudited   condensed
          consolidated    statements     of     income,
          consolidated  balance sheets and consolidated
          statements  of  cash flows  included  in  the
          Prospectus and/or included or incorporated by
          reference in the Company's Quarterly  Reports
          on Form 10-Q incorporated by reference in the
          Prospectus  do not comply as to form  in  all
          material   respects   with   the   applicable
          accounting  requirements of the Exchange  Act
          and   the   related   published   rules   and
          regulations,    or    (ii)    any    material
          modifications should be made to the unaudited
          condensed consolidated statements of  income,
          consolidated  balance sheets and consolidated
          statements  of  cash flows  included  in  the
          Prospectus  or  included  in  the   Company's
          Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

               (B)     any   other   unaudited   income
          statement   data  and  balance  sheet   items
          included in the Prospectus do not agree  with
          the  corresponding  items  in  the  unaudited
          consolidated financial statements from  which
          such  data  and items were derived,  and  any
          such  unaudited  data  and  items  were   not
          determined    on    a   basis   substantially
          consistent   with   the   basis    for    the
          corresponding   amounts   in   the    audited
          consolidated financial statements included or incorporated by reference in the Company's
          Annual Report on Form 10-K for the most recent fiscal year;

               (C)   the unaudited financial statements
          which were not included in the Prospectus but
          from   which   were  derived  the   unaudited
          condensed financial statements referred to in
          clause (A) and any unaudited income statement
          data and balance sheet items included in  the
          Prospectus and referred to in clause (B) were
          not   determined  on  a  basis  substantially
          consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D)     any    unaudited    pro    forma
          consolidated  condensed financial  statements
          included or incorporated by reference in  the
          Prospectus  do not comply as to form  in  all
          material   respects   with   the   applicable
          accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E)   as  of a specified date  not  more
          than  five  days prior to the  date  of  such
          letter,  there have been any changes  in  the
          consolidated   capital  stock   (other   than
          issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;
          and

               (F)  for the period from the date of the
          latest   financial  statements  included   or
          incorporated  by reference in the  Prospectus
          to  the  specified date referred to in clause
          (E)  there were any decreases in consolidated
          net revenues or operating profit or the total
          or  per  share  amounts of  consolidated  net
          income  or  other  items  specified  by   the
          Representatives,  or  any  increases  in  any
          items  specified  by the Representatives,  in
          each  case  as  compared with the  comparable
          period  of  the preceding year and  with  any
          other    period   of   corresponding   length
          specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;
          and

          (vii)      In  addition  to  the  examination
     referred   to  in  their  report(s)  included   or
     incorporated  by reference in the  Prospectus  and
     the   limited  procedures,  inspection  of  minute
     books, inquiries and other procedures referred  to
     in  paragraphs  (iii) and (vi)  above,  they  have
     carried  out  certain  specified  procedures,  not
     constituting  an  examination in  accordance  with
     generally   accepted  auditing   standards,   with
     respect   to  certain  amounts,  percentages   and
     financial    information    specified    by    the
     Representatives which are derived from the general
     accounting   records  of  the  Company   and   its
     subsidiaries,  which  appear  in  the   Prospectus
     (excluding  documents incorporated by  reference),
     or in Part II of, or in exhibits and schedules to,
     the   Registration  Statement  specified  by   the
     Representatives  or in documents  incorporated  by
     reference  in  the  Prospectus  specified  by  the
     Representatives, and have compared certain of such
     amounts,  percentages  and  financial  information
     with the accounting records of the Company and its
     subsidiaries  and  have  found  them  to   be   in
     agreement.

     All  references in this Annex IV to the Prospectus
shall  be  deemed to refer to the Prospectus (including
the  documents  incorporated by reference  therein)  as
defined in the Underwriting Agreement as of the date of
the  letter  delivered  on  the  date  of  the  Pricing
Agreement  for  purposes  of such  letter  and  to  the
Prospectus  as  amended or supplemented (including  the
documents   incorporated  by  reference   therein)   in
relation  to  the  applicable  Designated  Shares   for
purposes of the letter delivered at the Time of Delivery for such Designated Shares.

                                                          ANNEX V


                     MATERIAL SUBSIDIARIES


Subsidiary                               Jurisdiction of Incorporation

Delta International Machinery Corp.      Minnesota
Porter-Cable Corporation                 Minnesota
Century Mfg. Co.                         Minnesota
Lincoln Automotive Company               Minnesota
Pentair Pump Group, Inc.                 Minnesota
Fleck Controls, Inc.                     Wisconsin
Lincoln Industrial Corporation           Minnesota
Hoffman Enclosures Inc.                  Minnesota
Schroff, Inc.                            Rhode Island
Schroff K.K.                             Japan
Pentair UK Limited                       United Kingdom
Schroff UK Ltd                           United Kingdom
Pentair Enclosures UK Limited            United Kingdom
WEB Tool & Manufacturing, Inc.           Illinois
EuroPentair CmbH                         Germany
Schroff GmbH                             Germany
Schroff S.A.                             France
Lincoln GmbH Germany                     Germany
FLEX Elektrowerkzeuge GmbH               Germany
WTM, Inc.                                Minnesota
Pentair Canada                           Canada
Essef Corporation                        Ohio
Falcon Manufacturing, Inc.               Delaware
DeVilbiss Air  Power Company             Delaware
Pac-Fab, Inc.                            Delaware
Structural Europe NV                     Belgium